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                                                                   EXHIBIT 10.2


                           RADIO SYSTEMS CORPORATION
                   1994 EMPLOYEE INCENTIVE STOCK OPTION PLAN

1.       Purpose.

         The purpose of this Employee Incentive Stock Option Plan (the "Plan") is to give officers and executive personnel ("key employees") of Radio Systems Corporation (the "Company") an opportunity to acquire shares of the common stock of the Company ("Common Stock") to provide an incentive for key employees to continue to promote the best interests of the Company and enhance its long-term performance, and to provide an incentive for key employees to join or remain with the Company.

2.       Administration.

         (a) Board of Directors. The Plan shall be administered by the Board of Directors of the Company (the "Board"), which, to the extent it shall determine, may delegate its powers with respect to the administration of the Plan (except its powers under Section 12(c) to a committee (the "Committee") appointed by the Board and composed of not less than three members of the Board. If the Board chooses to appoint a Committee, references hereinafter to the Board (except in Section 12(c)) shall be deemed to refer to the Committee.

         (b) Powers. Within the limits of the express provisions of the Plan, the Board shall determine: (i) the key employees to whom awards hereunder shall be granted, (ii) the time or times at which such awards shall be granted,
(iii) the form and amount of the awards, and (iv) the limitations, restrictions and conditions applicable to any such award. In making such determinations, the Board may take into account the nature of the services rendered by such employees and such other factors as the Board in its discretion shall deem relevant.

         (c) Interpretations. Subject to the express provisions of the Plan, the Board may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of the respective awards and make all other determinations it deems necessary or advisable for the administration of the Plan. The determinations of the Board on all matters regarding the Plan shall be conclusive.

3.       Awards Under the Plan.

         (a) Maximum Limitations. The aggregate number of shares of Common Stock available for grant under the Plan is 120,000, subject to adjustment pursuant to Section 7. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares now or hereafter held in the treasury of the Company. In the event that, prior to the end of the period during which Incentive Stock Options may be granted under the Plan, any Incentive Stock Option under the Plan expires unexercised or is terminated, surrendered or canceled without being exercised, in whole or in part, for any reason, the number of shares theretofore subject to such Incentive Stock Option, or the unexercised, terminated, forfeited or unearned portion thereof, shall be added to the remaining number of shares of Common Stock available for grant as an Incentive Stock Option under the Plan, including a grant to a former holder of such Incentive Stock Option, upon such terms and conditions as the Board shall determine, which terms may be more or less favorable than those applicable to such former Incentive Stock Option.

         (b) Ten Percent Shareholder. Notwithstanding any other provision herein contained, no key employee any receive an Incentive Stock Option under the Plan if such employee, at the time the award is granted, owns (as defined in Section 425(d) of the Internal Revenue Code of 1954, as amended (the "Code")) stock possessing more than 10% of the total combined voting power of all

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classes of stock of the Company, its parent or any subsidiary, unless the option price for such Incentive Stock Option is at least 110% of the fair market value of the Common Stock subject to such Incentive Stock Option on the date of grant.

4.       Incentive Stock Option.

         It is intended that Incentive Stock Options granted under the Plan shall constitute Incentive Stock Options within the meaning of Section 422A of the Code. Incentive Stock Options may be granted under the Plan for the purchase of shares of Common Stock. Incentive Stock Options shall be in such form and upon such conditions as the Board shall from time to time determine, subject to the following:

         (a) Option Prices. The option price of each Incentive Stock Option shall be at least 100% of the fair market value of the Common Stock subject to such Incentive Stock Option on the date of grant.

         (b) Terms of Options. No Incentive Stock Option shall be exercisable prior to the date one year, or after the date ten years, from the date such Incentive Stock Option is granted.

         (c) Limitation on Amounts. The aggregate fair market value (determined with respect to each Incentive Stock Option as of the time such Incentive Stock Option is granted) of the capital stock with respect to which Incentive Stock Options are exercisable for the first time by a key employee during any calendar year (under this Plan or any other plan of the Company) shall not exceed $100,000.

5.       Provisions Applicable to Incentive Stock Options.

         (a) Exercise. Incentive Stock Options shall be subject to such terms and conditions, shall be exercisable at such time or times, and shall be evidenced by such form of written option agreement between the optionee and the Company, as the Board shall determine; provided, that such determinations are not inconsistent with the other provisions of the Plan, and with Section 422A of the Code or regulations thereunder.

         (b) Manner of Exercise of Options and Payment for Common Stock. Incentive Stock Options may be exercised by an optionee by giving written notice to the Secretary of the Company stating the number of shares of Common Stock with respect to which the Incentive Stock Option is being exercised and tendering payment therefor. At the time that an Incentive Stock Option granted under the Plan, or any part thereof, is exercised, payment for the Common Stock issuable thereupon shall be made in full in cash or by check or, if the Board in its discretion agrees to accept, in shares of Common Stock of the Company (the number of such shares paid for each share subject to the Incentive Stock Option, or part thereof, being exercised shall be determined by dividing the option price by the fair market value per share of the Common Stock on the date of exercise). As soon as reasonably possible following such exercise, a certificate representing shares of Common Stock purchased, registered in the name of the optionee shall be delivered to the optionee.

6.       Transferability.

         No Incentive Stock Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent or distribution, and no Incentive Stock Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Incentive Stock Option, or levy of attachment or similar process upon the Incentive Stock Option not specifically permitted herein shall be null and void and without effect. An Incentive Stock Option may be exercised only by a key employee during his or her lifetime, or pursuant to Section 10(c), by

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his or her estate or the person who acquires the right to exercise such
Incentive Stock Option upon his or her death by bequest or inheritance.

7.       Adjustment Provisions.

         The aggregate number of shares of Common Stock with respect to which Incentive Stock Options may be granted, the aggregate number of shares of Common Stock subject to each outstanding Incentive Stock Option, and option price per share of each such Incentive Stock Option, may all be appropriately adjusted as the Board may determine for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split-up, stock distribution or combination of shares, or the payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company. Adjustments under this Section 7 shall be made according to the sole discretion of the Board, and its decisions shall be binding and conclusive.

8.       Dissolution, Merger and Consolidation.

         Upon the dissolution or liquidation of the Company, or upon a merger or consolidation of the Company in which the Company is not the surviving corporation, each Incentive Stock Option granted hereunder shall expire as of the effective date of such transaction; provided, however, that the Board shall give at least 30 days' prior written notice of such event to each optionee during which time he or she shall have a right to exercise his or her wholly or partially unexercised Incentive Stock Option (without regard to installment exercise limitations, if any) and, subject to prior expiration pursuant to
Section 10(b) and (c), each Incentive Stock Option shall be exercisable after receipt of such written notice and prior to the effective date of such transaction.

9.       Effective Date and Conditions Subsequent to Effective Date.

         The Plan shall become effective on the date of the approval of the Plan by the holders of a majority of the shares of Common Stock of the Company; provided, however, that the adoption of the Plan is subject to such shareholder approval within twelve (12) months before or after the date of adoption of the Plan by the Board. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled, and in such event each Incentive Stock Option granted hereunder shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect.

         No grant or award shall be made under the Plan more than 10 years from the earlier of the date of adoption of the Plan by the Board or shareholder approval hereof; provided, however, that the Plan and all Incentive Stock Options granted under the Plan prior to such date shall remain in effect and subject to adjustment and amendment as herein provided until they have been satisfied or terminated in accordance with the terms of the respective grants and the related agreements.

10.      Termination of Employment.

         (a) Each Incentive Stock Option shall, unless sooner expired pursuant to Section 10(b) or (c) below, expire on the first to occur of the tenth anniversary of the date of grant thereof and the expiration date set forth in the applicable option agreement.

         (b) An Incentive Stock Option shall expire on the first to occur of the applicable date set forth in paragraph (a) next above and the date that the employment of the key employee with the Company terminates for any reason other than death or disability. Notwithstanding the preceding provisions of this paragraph, the Board, in its sole discretion, may, by written notice given to an ex-employee, permit the ex-employee to exercise Incentive Stock Options during a period following his or her termination of employment, which period shall not exceed three months. In no event, however,

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may the Board permit an ex-employee exercise an Incentive Stock Option after the expiration date contained in the agreement evidencing such option. Notwithstanding the preceding provisions of this paragraph, if the Board permits an ex-employee to exercise Incentive Stock Options during a period following his or her termination of employment pursuant to such preceding provisions, such Incentive Stock Options shall, to the extent unexercised, expire on the date that such ex-employee violates (as determined by the Board) any covenant not to compete in effect between the Company and the ex-employee.

         (c) If the employment of a key employee with the Company terminates by reason of disability (as defined in Section 422A(c)(9) of the Code as determined by the Board) or by reason of death, his or her Incentive Stock Options shall expire on the first to occur of the date set forth in paragraph
(a) of this Section 10 and the first anniversary of such termination of employment.

11.      Option to Repurchase Shares.

         (a) Upon termination of the Optionee's employment, the Company shall have the option (but not the obligation) to repurchase any of the Stock purchased by the Optionee upon his exercise of the Option as follows: (i) within one year of termination of employment of the Optionee either voluntarily, by mutual agreement, death or permanent disability, the Company has the option to repurchase the Stock at its fair market value, as determined in good faith by the Board, as of the date on which the Optionee's employment was terminated,
(ii) the Company shall have the option, exercisable at any time to repurchase the Stock at the grant price per share if the Optionee's employment is terminated for cause as determined in good faith by the Company. Each certificate for shares of stock shall bear the following legend:

         "The transfer of the shares of stock represented by this certificate is restricted under terms of an Employee
         Incentive Stock Option Plan, a copy of which is on file at the Company's principal office."

         (b) The Company or its designee shall exercise its option to repurchase Stock hereunder by: (i) delivering to the Optionee at his last known address written notice of the exercise of the option to repurchase which shall include (ii) the number of shares and purchase price of the Stock to be repurchased and (iii) a demand that the certificates for the Stock to be repurchased duly endorsed by the Optionee or his representative be delivered to the Company's principal office no later than 30 days from the date of such notice against payment of the purchase price for such Stock. Upon delivery of such written notice, the Optionee or his representative shall no longer have any rights as a stockholder. If the Optionee or his representative fails to deliver a duly endorsed certificate for the Stock within such 30-day period, the Company shall deliver the purchase price for the Stock to the Optionee's last known address and make an appropriate notation in its stock records that the Stock has been repurchased and the Stock certificate canceled pursuant to this Plan.

12.      Miscellaneous.

         (a) Legal and Other Requirements. The obligation of the Company to sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933 if deemed necessary or appropriate by the Company. Certificates for shares of Common Stock issued hereunder may be legended as the Board shall deem appropriate.

         (b) No Obligation To Exercise Options. The granting of an Incentive Stock Option shall impose no obligation upon an optionee to exercise such Incentive Stock Option.

         (c) Termination and Amendment of Plan. The Board, without further action on the part of the shareholders of the Company, may from time to time alter, amend or suspend the Plan or any

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Incentive Stock Option granted hereunder or may at any time terminate the Plan, except that it may not, without the approval of the shareholders of the Company (except to the extent provided in Section 7 hereof): (i) change the total number of shares of Common Stock available for grant under the Plan; (ii) extend the duration of the Plan; (iii) increase the maximum term of Incentive Stock Options; (iv) decrease the minimum option price of Incentive Stock Options; (v) change the class of employees eligible to be granted Incentive Stock Options under the Plan; or (vi) effect a change relating to Incentive Stock Options granted hereunder which is inconsistent with Section 422A of the Code or regulations issued thereunder. No action taken by the Board under this Section, either with or without the approval of the shareholders of the Company, may materially and adversely affect any outstanding Incentive Stock Option without the consent of the holder thereof. any, of any such leave of absence on awards under the Plan theretofore made to any key employee who takes such leave of absence.

         (d) Fair Market Value. Notwithstanding any provision of the Plan to the contrary, no determination of the Board made in good faith with respect to the fair market value of Common Stock subject to an Incentive Stock Option shall be inconsistent with Section 422A of the Code or regulations thereunder.

         (e) Applicable Law. All questions pertaining to the validity, construction and administration of the Plan and Stock Options granted hereunder shall be determined in conformity with the laws of the state Tennessee, to the extent not inconsistent with Section 422A of the Code and regulations thereunder.

         I, Melvin E. Koons, Secretary of Radio Systems Corporation hereby certify that the stockholders approved this Incentive Stock Option Plan by majority vote at a meeting held on April 28, 1995.



/s/  Melvin E. Koons
-----------------------------------
Melvin E. Koons, Secretary



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